TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Tax loss carry-forwards	$ 6,254	$ 6,089
Accruals for interest	283	283
R&D expenses	42	148
Allowances for credit losses and accruals for employee benefits	45	76
Depreciation and amortization	5	16
Deferred tax asset before valuation allowance	6,629	6,612
Goodwill	(351)	(746)
Valuation allowance	(6,107)	(6,029)
Deferred tax asset (liability), net	$ 171	$ (163)